Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
Pursuant to 18 U.S.C. Section 1350, as adopted
pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002
The undersigned, Stephen G. Kaniewski, President and Chief Executive Officer of Valmont Industries, Inc. (the “Company”), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 (the “Report”).
The undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002, to his knowledge that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
IN WITNESS WHEREOF, the undersigned has executed this certification as of the 31st day of July, 2018.

/s/ Stephen G. Kaniewski
Stephen G. Kaniewski President and Chief Executive Officer
CERTIFICATION OF CHIEF FINANCIAL OFFICER
Pursuant to 18 U.S.C. Section 1350, as adopted
pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002
The undersigned, Mark C. Jaksich, Executive Vice President and Chief Financial Officer of Valmont Industries, Inc. (the “Company”), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 (the “Report”).
The undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002, to his knowledge that:

3.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
IN WITNESS WHEREOF, the undersigned has executed this certification as of the 31st day of July, 2018.

/s/ MARK C. JAKSICH
Mark C. Jaksich Executive Vice President and Chief Financial Officer